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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2015
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hhgregg, Inc.
(Exact name of registrant as specified in its charter)

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Indiana	001-33600	47-4850538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4151 East 96th Street Indianapolis, Indiana	46240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 317-848-8710
Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.01.	Completion of Acquisition or Disposition of Assets.
Effective at 11:59 p.m. on August 31, 2015 (the “Effective Time”), hhgregg, Inc., a Delaware corporation (the “Company”), merged with and into its wholly-owned Indiana subsidiary, hhgregg Indiana, Inc. (“hhgregg Indiana”), pursuant to the Agreement and Plan of Merger, dated August 31, 2015 (the “Merger Agreement”) between the parties, solely for the purpose of changing its domicile to Indiana (the “Reincorporation”). At the Effective Time, hhgregg Indiana changed its name to “hhgregg, Inc.” hhgregg Indiana is deemed to be the successor issuer of the Company under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Merger Agreement of hhgregg Indiana and the Company is attached hereto as Exhibit 2.1.
The Reincorporation resulted in a change in the state of incorporation of the Registrant from Delaware to Indiana but did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Registrant. The directors and officers of the Company are now the directors and officers of hhgregg Indiana. Each of the directors of hhgregg Indiana was appointed to serve on the same committees of the Board as such director had served on for the Company’s Board of Directors immediately prior to the Reincorporation. In addition, the Registrant’s common stock will continue to trade on the New York Stock Exchange under the symbol “HGG.” Shareholders are not required to exchange Company shares in connection with the Reincorporation because shares in hhgregg Indiana are deemed to represent an equal number of shares in the Company. All employee benefit plans of the Company in effect immediately before the Reincorporation were assumed by hhgregg Indiana at the Effective Time. All options and other rights to acquire the Company’s common stock outstanding immediately before the Reincorporation were automatically converted into options and rights to acquire the same number of shares of hhgregg Indiana’s common stock upon the same terms, including price.
As of the Effective Time of the Reincorporation, the rights of the Company’s shareholders began to be governed by the Indiana Business Corporation Law, the Amended and Restated Articles of Incorporation of hhgregg, Inc. attached as Exhibit 3.1 and the Amended and Restated By-Laws of hhgregg, Inc. attached as Exhibit 3.2. The form of common stock certificate of hhgregg, Inc. is attached as Exhibit 4.1.
In connection with the Reincorporation, hhgregg Indiana has entered or will enter into a new indemnification agreement (the “Indemnification Agreement”) with each of its directors. Pursuant to each Indemnification Agreement, hhgregg Indiana will indemnify each director, to the fullest extent permissible under the Indiana Business Corporation Law, against claims brought against such director in connection with the execution of his or her duties as director or by virtue of him or her holding a position as a director of any other entity at the request of hhgregg Indiana. Each director is also entitled to the advancement of expenses incurred in connection with defending any claim that is indemnifiable pursuant to the Indemnification Agreement. The form of the Indemnification Agreement is attached as Exhibit 10.1.
Additional information about the Reincorporation and a comparison of the rights of shareholders of the Company and hhgregg Indiana can be found in the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on June 29, 2015.

Item 3.03	Material Modification to Rights of Security Holders.
Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 31, 2015, between hhgregg, Inc. and hhgregg Indiana, Inc.

3.1	Amended and Restated Articles of Incorporation of hhgregg, Inc., an Indiana corporation

3.2	Amended and Restated By-Laws of hhgregg, Inc., an Indiana corporation

4.1	Form of Common Stock Certificate

10.1	Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

September 2, 2015	By:	/s/ Dennis L. May

		Name:	Dennis L. May
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 31, 2015, between hhgregg, Inc. and hhgregg Indiana, Inc.

3.1	Amended and Restated Articles of Incorporation of hhgregg, Inc., an Indiana corporation

3.2	Amended and Restated By-Laws of hhgregg, Inc., an Indiana corporation

4.1	Form of Common Stock Certificate

10.1	Form of Indemnification Agreement